united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

iCapital KKR Private Markets Fund

(Exact name of registrant as specified in charter)

60 East 42nd Street, 26th Floor, New York, NY 10165

(Address of principal executive offices) (Zip code)

Kyle Hartley, iCapital Registered Fund Adviser LLC

60 East 42nd Street, 26th Floor, New York, NY 10165

(Name and address of agent for service)

Registrant's telephone number, including area code: (646) 214-7277

Date of fiscal year end: 3/31

Date of reporting period: 3/31/22

Item 1. Reports to Stockholders.

iCapital | KKR

iCapital KKR Private Markets Fund Annual Report

March 2022

iCapital KKR Private Markets Fund

March 31, 2022

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	5
Portfolio Review (Unaudited)	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Statements of Financial Highlights	13
Notes to Consolidated Financial Statements	14
Supplemental Information	25
Privacy Notice	27

Letter to Shareholders

Annual Report for the iCapital KKR Private Markets Fund (the “Fund”)

Twelve-Month Period Ended March 31, 2022

Fund Update

It has been more than a year since the iCapital Registered Fund Adviser LLC (“iCapital RF Adviser”) was appointed as the new investment adviser to the iCapital KKR Private Markets Fund. Since that time, we have worked with KKR to design a more efficient investment structure for accredited investors who want exposure to KKR through an innovative Direct Access arrangement (“Direct Access”). While we are still working to implement Direct Access for the iCapital KKR Private Markets Fund, we are pleased with the prospects that this innovative arrangement will offer our investors and would like to share how Direct Access will operate once implemented after receiving appropriate regulatory clearance.

Direct Access provides the Fund with the unique opportunity to invest in nearly every KKR buyout and growth equity deal globally on a deal-by-deal basis (which we estimate to be 30 -50+ individual deals per year), as compared to syndicated co-investments which provide access to only a small fraction of KKR’s deals. These deals come from transactions originated through KKR’s fund offerings such as its flagship private equity funds, technology growth fund, health care growth fund, core, impact fund, and middle market fund. The Adviser will have full discretion over the selection and sizing of each Direct Access investment (subject to an investment cap). With Direct Access in place, we estimate the Fund to participate in approximately 80% or more of all KKR private equity deals. Once fully implemented, we expect the Fund will have significantly greater flexibility in allocating to KKR deals as a result of the Direct Access arrangement.

The Fund will now seek to avoid making new primary investments in favor of Direct Access co-investments. This helps manage for the structural mismatch of periodic capital calls associated with primary investments and fully funded subscriptions from Shareholders. As a result, we believe this will further allow the Fund to scale going forward without the historic cash drag it previously experienced.

Furthermore, Direct Access will allow the Fund to focus even more on the key themes we introduced in our last annual update, which are:

●	Digital Age

●	Health & Wellness

●	Rise of the Global Middle Class

●	Corporate Carve-outs

●	Global Impact & ESG (new)

With the respect to the new key theme, Global Impact & ESG, KKR has a long history of investing in businesses that deliver solutions to significant societal challenges. KKR seeks to work strategically with management teams to help their companies scale, achieve greater success, and improve impact and ESG metrics.

1

Finally, we reduced the Adviser’s Management Fee from 1.20% to 0.90% of net asset value effective February 1, 2022 – the Fund now has among the lowest total annual expense ratios in the 40-Act private equity closed-end tender offer space.1

Market Overview

The one year period ended March 31, 2022, was eventful for financial markets which started the period in an upward trend supported by continued economic reopening, supportive monetary and fiscal policy, and the ongoing success of the COVID-19 vaccine rollout. Volatility picked up in the second half of the year as pandemic uncertainty along with concerns around moderating growth and rising inflation contributed to a tough environment for equities. Despite the uncertainty, equity markets closed out 2021 on a strong note. Risk sentiment was bolstered by strong corporate earnings and still-accommodative financial conditions.

Equity markets stumbled coming into Q1 2022. Volatility spiked sharply triggered by the Russian invasion of Ukraine and concerns around global growth. Sanctions placed on Russia by the US and other countries helped to elevate commodity prices and led to worries of an acceleration in inflation which had already been increasing. As a result, markets began to factor in a more aggressive Federal Reserve policy for 2022 putting further pressure on equity markets. Looking forward, markets are likely to continue to grapple with the trade-offs between inflation and growth. While this could put pressure on acquisition activity, it could also be an opportunity for managers with a highly selective, disciplined investment approach such as KKR to deploy capital at attractive terms.

Activity across private markets once again followed a similar sentiment to public equities. Deal activity not only rebounded in 2021 amid the pandemic but also set a historically blistering pace surpassing prior levels. All this activity came despite several headwinds, including COVID-19 variants and inflation. As we moved into Q1 2022 deal volume slowed. 2,166 U.S. private equity deals closed in Q1 with a total deal value of $330 billion, according to Pitchbook2. Despite the lukewarm start, these levels are still above volumes seen in Q1 2021 as dealmaking rebounded from the economic shock of COVID-19. Capital kept flowing into technology despite some investors rotating out of high-valuation tech stocks with concerns about interest rate hikes putting pressure on valuations. Appetite remained strong as investors saw opportunity to secure better valuations. Deal activity in healthcare also remained robust mainly through two segments: healthcare IT and value-based care (VBC).

With respect to the secondaries market, the GP-led segment has increased over 5x in the past five years3. Well-established GPs are increasingly using the secondary market to hold onto attractive assets longer, and at the same time, offer liquidity to existing LPs while creating alignment with the new secondary buyers. This shift is providing the Fund with compelling opportunities for the small portion of the portfolio allocated to non-KKR investments.

[1]	Based on a comparison of gross fees and gross fees plus reimbursements reflected in the prospectuses of the universe of nine private equity closed-end tender offer funds.

[2]	Source: Pitchbook Q1 2022 US PE Breakdown

[3]	Source: Pitchbook 2021 Annual US PE Breakdown
2

Fund Overview as of March 31, 2022

Over the twelve months ended March 31, 2022, the Fund generated returns of 15.79% for the Class I shares and 15.06% for the Class A shares, compared to 7.28% for the MSCI All Country World Index (“MSCI ACWI”). Over 60% of the Fund’s underlying investment gain during the year was driven by underlying investments within the Digital Age and Health & Wellness themes. Of note, an underlying portfolio company within the Digital Age theme that builds and distributes semiconductor manufacturing systems experienced a meaningful uplift after KKR reached an agreement to sell a minority stake in the company in the second half of 2021.

The iCapital KKR Private Markets Fund launched at the end of July 2015. Since inception through March 2022, Class I Shares have generated annualized returns of 11.54% and Class A shares have generated annualized returns of 10.82%, compared to 9.98% for the MSCI ACWI over the same period. The Fund generated these results with approximately half the volatility4 of the MSCI ACWI.

The Fund’s annualized returns have been meaningfully impacted by high levels of historical net cash, which ranged from approximately 30% to 50% of NAV between mid-2016 and mid-2018. By providing for the opportunity to invest on a deal-by-deal basis in KKR-sponsored transactions, we expect that the new Direct Access arrangement, once implemented, will help the Fund manage cash drag.

In terms of portfolio activity over the twelve-month period ended March 31 2022, the Fund’s investment pipeline and activity remained robust. During the period, the Fund executed $83.9 million in capital calls (of which $15.6 million was for new co-investments and $17.2 million was for new secondaries) and received distributions totaling $136.0 million.

With respect to diversification as of March 31, 2022, some quantitative examples include:

●	Style[5] - 93.3% Buyout & Growth Equity, 4.5% Real Estate, 2.2% Other

●	Type[5] – 49.0% Primary Investments, 32.0% Secondary Investments, 19.0% Co-investments

●	Geographies[5] – 65.4% Americas, 13.3% Asia, 21.3% Europe

●	Sectors[6] - 27.4% Information Technology, 18.8% Health Care, 9.6% Financials, and others

Moreover, the portfolio remains relatively seasoned with over 80% of the Fund’s fair value in underlying investments either in value creation mode (2-4 years old) or harvest mode (4+ years old) – as a result, we believe there continues to be considerable potential for near to medium term liquidity events.

We appreciate your continued partnership and look forward to pursuing the opportunities ahead.

[4]	As measured by standard deviation

[5]	By value of the private equity portfolio plus unfunded commitments.

[6]	By fair value in underlying investments
3

NOTES TO PERFORMANCE

Returns for Class A and Class I shares are net of fees and based on NAV. Includes reinvestment of dividends and distributions. Returns for periods greater than one year are annualized.

Class A shares are subject to a maximum sales load of 3.5%. Class I shares have no sales load.

The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I shares (as re-classified), is 07/31/2015.

The total annual fund expense ratio, gross of any fee waivers or expense reimbursements, is 3.28% for Class A shares and 2.67% for Class I shares as of the most recent Prospectus dated July 30, 2021, as supplemented. See the Prospectus for more information. The performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. Investment return and share price will fluctuate, so that shares, when sold, may be worth more or less than their original cost. The returns reflect any expense limitation and reimbursement agreement in place at the time, without which, the performance in certain periods would have been lower or higher. The Fund’s performance, especially for short periods of time, should not be the sole factor in making your investment decision. For the period from the Fund’s inception through May 31, 2016, the returns of Class A shares reflect the performance of the prior feeder fund; and the returns of Class I shares reflect the performance of the Fund prior to its issuance of multiple share classes and reclassification of existing shares. From June 1, 2016 forward, the returns reflect the performance of Class A and Class I shares, respectively, of the iCapital KKR Private Markets Fund (formerly known as the Altegris KKR Commitments Master Fund). As of February 12, 2021, iCapital Registered Fund Adviser LLC (the “Advisor”) is the investment adviser to the Fund. Prior to February 12, 2021, the Fund was managed by a different investment adviser.

INDEX DESCRIPTION

The index shown is for general market comparisons and are not meant to represent any actual fund. An index is unmanaged and not available for direct investment.

MSCI All-Country World Index. The MSCI ACWI captures large and mid-cap representation across 23 Developed Markets and 24 Emerging Markets countries. With more than 2,400 constituents, the index covers approximately 85% of the global investable equity opportunity set.

RISKS AND IMPORTANT CONSIDERATIONS

This material is being provided for informational purposes only. The author’s assessments do not constitute investment research and the views expressed are not intended to be and should not be relied upon as investment advice. The opinions are based on market conditions as of the date of writing and are subject to change without notice.

Past performance is not indicative of future results. There is no guarantee that any forecasts made will come to pass. There can be no assurance that any investment product or strategy, including diversification, will achieve its objectives, generate profits or avoid losses.

It is important to note that all investments carry a certain degree of risk including the possible loss of principal and performance may be affected by different market cycles. Complex or alternative strategies may not be suitable for every investor and the value of a portfolio will fluctuate based on the value of the underlying securities.

There are significant differences between public and private equity investments, which include but are not limited to, the fact that public equity investments have a lower barrier to entry. There is also greater access to information about public companies. Private equity investments typically have a longer time horizon than public equity investments before profits, if any, are realized. Public equity investments provide far greater liquidity, whereas private equity investments, like those made by the Fund, are considered highly illiquid.

4

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel:+1 312 486 1000 Fax:+1 312 486 1486 www.deloitte.com

To the shareholders and the Board of Trustees of iCapital KKR Private Markets Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of iCapital KKR Private Markets Fund (the “Fund”), including the consolidated portfolio of investments, as of March 31, 2022, the related consolidated statements of operations and consolidated cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its consolidated operations and its consolidated cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and underlying fund managers and advisers. We believe that our audits provide a reasonable basis for our opinion.

May 30, 2022

We have served as the auditor of iCapital KKR Private Markets Fund since 2014.

5

iCapital KKR Private Markets Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2022

The Fund’s performance figures* for the Periods ended March 31, 2022, compared to its benchmarks:

	One Year	Annualized Three Year	Annualized Five Year	Annualized Since Inception July 31, 2015 **
iCapital KKR Private Markets Fund - Class A	15.06%	14.06%	11.17%	10.82%
iCapital KKR Private Markets Fund - Class A with sales load ***	11.02%	12.72%	10.38%	10.23%
iCapital KKR Private Markets Fund - Class I	15.79%	14.73%	11.83%	11.54%
MSCI AC World Index Net ****	7.28%	13.75%	11.64%	9.98%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s July 31, 2021 prospectus, the total annual operating expense are 3.58% and 2.97% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-212-994-7333.

**	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is July 31, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

***	Total return is calculated using the maximum sales load of 3.50%.

****	The MSCI All Country World Index (ACWI) is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors nearly 2,900 large- and mid-cap stocks in 47 countries. The index is unmanaged, is not available for investment and does not incur fees.

Comparison of the Change in Value of a $25,000 Investment | July 31, 2015–March 31, 2022
Past performance is not necessarily indicative of future results.

+	Initial investment has been adjusted for the maximum sales load of 3.50%.

Holdings by Asset Type as of March 31, 2022	% of Net Assets
Investment Interests:
Primary Investments	44.31%
Secondary Investments	29.12%
Co-Investment Opportunities	18.24%
Equity Investments:
Preferred Stocks	0.74%
Common Stocks	0.01%
Short-term Investments	8.96%
Other Assets Less Liabilities	(1.38)%
Total	100.00%

Please refer to the Consolidated Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.
6

iCapital KKR Private Markets Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2022

						Initial
	Investment	Geographic				Acquisition
	Style	Region	Cost	Fair Value	% of Net Assets	Date
INVESTMENT INTERESTS - 92.42%
CO-INVESTMENT OPPORTUNITIES (a) - 18.24%
Durational Consumer SPV IV GP, L.P. *	Buyout	Americas	$2,025,909	$2,006,957	0.37%	2/8/2022
Independence Energy Co-Invest L.P. (b) *	Buyout	Americas	10,106,266	7,013,194	1.28%	2/26/2018
KKR Banff Co-Invest L.P. *	Buyout	Americas	10,000,000	18,000,000	3.29%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P. *	Infrastructure	Europe	6,435,450	6,816,193	1.24%	10/3/2017
KKR Cape Co-Invest L.P. *	Growth	Americas	5,000,000	5,000,000	0.91%	11/12/2021
KKR Caribou Co-Invest L.P. *	Growth	Americas	525,000	1,896,225	0.35%	2/26/2018
KKR Enterprise Co-Invest AIV B L.P. *	Buyout	Americas	2,294,701	5,976,519	1.09%	7/14/2020
KKR Enterprise Co-Invest L.P. *	Buyout	Americas	20,000,000	—	0.00%	9/6/2018
KKR Renovate Co-Invest L.P.	Buyout	Asia	5,000,000	5,000,000	0.91%	3/21/2022
KKR Sigma Co-Invest L.P. *	Buyout	Europe	7,500,000	10,942,300	2.00%	6/11/2018
LC Sports Pte. Ltd. *	Buyout	Asia	2,282,798	2,162,918	0.40%	11/2/2018
Nutraceutical Investco LP (c) *	Buyout	Americas	1,359,051	1,619,871	0.30%	7/15/2019
Uno Co-Invest L.P. *	Buyout	Americas	15,000,000	31,500,000	5.76%	6/7/2017
WestCap Hopper 2021 Co-Invest, LLC *	Growth	Americas	1,520,990	1,876,360	0.34%	9/23/2021
TOTAL CO-INVESTMENT OPPORTUNITIES			$89,050,165	$99,810,537	18.24%

INVESTMENT FUNDS (a) - 73.43%
PRIMARY INVESTMENTS - 44.31%
Bridge Growth Partners (Parallel), L.P. *	Growth	Americas	$855,577	$1,221,281	0.22%	2/23/2016
HPH Specialized International Fund 1, L.P. *	Buyout	Americas	652,886	452	0.00%	10/9/2015
KKR Americas Fund XII L.P.	Buyout	Americas	62,247,554	106,009,692	19.37%	3/31/2017
KKR Asian Fund III L.P.	Buyout	Asia	47,787,323	80,718,498	14.75%	3/31/2017
KKR European Fund IV, L.P.	Buyout	Europe	3,172,473	3,817,027	0.70%	12/17/2015
KKR European Fund V, L.P. SCSp	Buyout	Europe	22,136,562	27,403,191	5.01%	11/5/2018
KKR Health Care Strategic Growth Fund L.P. *	Growth	Americas	10,145,901	12,193,305	2.23%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b) *	Growth	Americas	3,831,055	5,389,719	0.98%	7/11/2019
L Catterton Asia 3 LP	Buyout	Asia	1,878,380	1,504,892	0.28%	12/4/2018
Oak Hill Capital Partners IV, L.P.	Buyout	Americas	505,014	572,350	0.10%	3/31/2017
Providence Strategic Growth Europe L.P. (b)	Growth	Europe	670,319	920,927	0.17%	11/11/2019
RB Equity Fund II-A, L.P. *	Growth	Americas	767,616	1,020,700	0.19%	12/3/2018
The Resolute Fund IV, L.P.	Buyout	Americas	825,978	1,701,875	0.31%	9/28/2018
TOTAL PRIMARY INVESTMENTS			155,476,638	242,473,909	44.31%

SECONDARY INVESTMENTS - 29.12%
Artisan Partners Asset Management, Inc. TRA (c,d)	Credit	Americas	2,864,803	3,383,985	0.62%	10/12/2018
Charles River Partnership XIII, L.P. *	Growth	Americas	31,567	227,401	0.04%	6/29/2018
Eurazeo Capital IV A SCSp (c)	Buyout	Europe	2,253,644	2,662,923	0.49%	1/28/2019
Eurazeo Capital IV D SCSp (c)	Buyout	Europe	923,029	796,409	0.15%	1/28/2019
Foundation Capital V L.P. *	Growth	Americas	3,410	191,805	0.04%	6/29/2018
Foundation Capital VI L.P. *	Growth	Americas	161,147	323,161	0.06%	6/29/2018
Foundation Capital VII L.P. *	Growth	Americas	580,590	1,137,369	0.21%	6/29/2018
Foundation Capital VIII L.P. *	Growth	Americas	699,447	6,070,557	1.11%	6/29/2018
GA Continuity I GP, L.P. (c) *	Buyout	Americas	3,527,166	3,793,351	0.69%	6/22/2021
Icon Partners V, L.P. (c)	Buyout	Americas	4,444,444	4,367,324	0.80%	12/22/2021
KKR 2006 Fund L.P .	Buyout	Americas	12,950,297	7,699,132	1.41%	12/31/2015
KKR 2006 Fund (Overseas) L.P.	Buyout	Americas	9,554,332	2,844,416	0.52%	12/31/2015
KKR Asian Fund L.P. *	Buyout	Asia	1,757,641	(146,794)	-0.03%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P. *	Buyout	Asia	1,088,708	249,125	0.05%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. (c)	Buyout	Asia	3,086,059	1,980,292	0.36%	9/30/2017
KKR China Growth Fund, L.P.	Growth	Asia	12,679,415	8,333,100	1.52%	6/29/2018
KKR European Fund III, L.P. *	Buyout	Europe	2,321,071	880,012	0.16%	12/31/2015
KKR Gaudi Investors L.P. *	Buyout	Europe	8,623,313	8,851,293	1.62%	5/4/2017
KKR Lending Partners II L.P. (b) *	Credit	Americas	2,678,731	1,000,878	0.18%	3/31/2017
KKR North America Fund XI L.P. (b)	Buyout	Americas	17,246,698	15,971,098	2.92%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b)*	Buyout	Americas	1,656,323	17,522,239	3.20%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b)*	Buyout	Americas	1,158,120	621,155	0.11%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Real Estate	Americas	20,187,437	20,511,511	3.75%	5/31/2018
L Catterton VIII Offshore, L.P. (b)	Buyout	Americas	2,258,083	2,473,412	0.45%	9/27/2019
Lime Rock Partners IV AF, L.P.	Buyout	Americas	5,063,776	8,887,070	1.62%	6/21/2018
Menlo Ventures IX LP *	Growth	Americas	38,532	90,904	0.02%	12/31/2017
Menlo Ventures X LP *	Growth	Americas	2,493,985	210,894	0.04%	12/31/2017

See accompanying notes to consolidated financial statements.

7

iCapital KKR Private Markets Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2022

						Initial
	Investment	Geographic				Acquisition
	Style	Region	Cost	Fair Value	% of Net Assets	Date
SECONDARY INVESTMENTS (Continued) - 29.12%
Menlo Ventures XI LP *	Growth	Americas	5,063,681	1,714,614	0.31%	12/31/2017
Oak Hill Capital Partners III, L.P.	Buyout	Americas	785,782	243,879	0.04%	3/17/2017
Orchid Asia III, L.P. (c) *	Buyout	Asia	932,796	1,576,142	0.29%	8/15/2016
Pegasus WSJLL Fund, L.P. *	Buyout	Americas	5,073,975	5,047,104	0.92%	12/14/2021
Pueblo Co-Invest-A LP	Growth	Americas	3,193,131	6,898,069	1.26%	6/25/2019
RB Equity Fund I-A LP *	Growth	Americas	3,587,692	10,285,333	1.88%	12/31/2018
Salient Solutions LLC (e)*	Growth	Americas	—	1,895	0.00%	2/10/2016
The Resolute Fund II Continuation Fund, L.P.	Buyout	Americas	3,436,987	4,449,228	0.81%	8/31/2018
Warburg Pincus XI (Asia), L.P. *	Growth	Asia	6,902,405	5,002,667	0.91%	9/30/2017
WP DTV, L.P. *	Buyout	Americas	2,068,750	2,067,493	0.38%	3/11/2022
Yorktown Energy Partners IX, L.P (b,c)*	Buyout	Americas	313,880	202,940	0.04%	9/30/2018
Yorktown Energy Partners VII, L.P (b,c)	Buyout	Americas	180,486	59,176	0.01%	9/30/2018
Yorktown Energy Partners VIII, L.P (b,c)	Buyout	Americas	552,169	385,280	0.07%	9/30/2018
Yorktown Energy Partners X, L.P (b,c)	Buyout	Americas	539,051	481,588	0.09%	9/30/2018
TOTAL SECONDARY INVESTMENTS			152,962,553	159,349,430	29.12%

TOTAL INVESTMENT FUNDS			$308,439,191	$401,823,339	73.43%

	Shares
EQUITY INVESTMENTS - 0.75%
PREFERRED STOCK (a) - 0.74%
FINANCIAL - 0.74%
InvestX DSF Holdings XXIII LLC (c) *	2,000,000	Americas	$2,081,170	$2,000,000	0.37%	2/16/2022
New York Digital Investment Group, LLC * (b,c)	74	Americas	2,000,000	2,000,000	0.37%	2/25/2022
TOTAL PREFERRED STOCK			$4,081,170	$4,000,000	0.74%

COMMON STOCK- 0.01%
ENERGY - 0.01%
Antero Midstream Corporation ^ (b)	1,325	Americas	$13,184	$14,403	0.00%	3/16/2022
Antero Resources Corporation ^ (b) *	938	Americas	23,560	28,637	0.01%	3/16/2022
Ramaco Resources, Inc. ^ (b)	687	Americas	13,281	10,855	0.00%	3/3/2022
TOTAL COMMON STOCK			$50,025	$53,895	0.01%

TOTAL EQUITY INVESTMENTS			$4,131,195	$4,053,895	0.75%

TOTAL INVESTMENT INTERESTS			$401,620,551	$505,687,771	92.42%

	Principal
	Amount
SHORT-TERM INVESTMENT - 8.96%
UMB Money Market Fiduciary, 0.01% ^^ (b)	49,037,783		$49,037,783	$49,037,783	8.96%	9/24/2021

TOTAL INVESTMENTS - 101.38% (Cost - $450,658,334) (f)				$554,725,554
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.38%)				(7,535,722)
NET ASSETS - 100.00%				$547,189,832

*	Non-income producing.

^	Common stock received as an in-kind distribution from Yorktown Energy Partners VII, L.P., Yorktown Energy Partners VIII, L.P. and Yorktown Energy Partners IX, L.P.

^^	Yield disclosed is the seven date effective yield as of March 31, 2022.

(a)	Securities restricted to resale represents $505,633,876 or 92.41% of net assets.

(b)	All or part of these investments are holdings of iKF, LLC, a wholly-owned subsidiary of the Fund.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy.

(d)	Artisan Partners Asset Management TRA - A tax receivable agreement (“TRA”) with Artisan Partners Asset Management (NYSE: APAM) was acquired from a private equity fund in a secondary transaction

(e)	Salient Solutions LLC - An existing equity co-investment interest in Salient Solutions LLC, a technology company, was acquired from a private equity fund in a secondary transaction.

(f)	The fair value of total investments consists of the following regions (excluding short-term investments):

	Cost	Fair Value	% of Net Assets
Americas	$264,189,165	$336,216,656	61.44%
Asia	83,395,525	106,380,840	19.44%
Europe	54,035,861	63,090,275	11.54%
Total Investments	$401,620,551	$505,687,771	92.42%

See accompanying notes to consolidated financial statements.

8

iCapital KKR Private Markets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

ASSETS
Investments:
Investments at cost	$450,658,334
Investments at fair value	$554,725,554
Cash	8,824,197
Receivable for distributions from investments	3,883,668
Prepaid expenses and other assets	15,471
TOTAL ASSETS	$567,448,890

LIABILITIES
Payable for Fund shares repurchased	$4,111,246
Subscriptions received in advance	8,263,217
Deferred tax liability	3,558,827
Current tax payable	2,229,555
Accrued Expenses:
Service fees payable to related parties	669,867
Management fee payable to the Adviser	411,415
Distribution and Servicing fees payable to Distributor	182,951
Audit Fees	174,396
Legal Fees	113,076
Administration fees	107,523
Other	436,985
TOTAL LIABILITIES *	$20,259,058

NET ASSETS	$547,189,832

Composition of Net Assets:
Paid-in capital	$375,484,828
Accumulated earnings	171,705,004
NET ASSETS	$547,189,832

Class A Shares:
Net Assets	$357,390,052
Shares of beneficial interest outstanding [$0 par value]	19,998,051
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$17.87
Maximum offering price per share (net asset value plus maximum sales load of 3.50%)	$18.52

Class I Shares:
Net Assets	$189,799,780
Shares of beneficial interest outstanding [$0 par value]	4,885,307
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$38.85

*	Commitments and contingencies (See Notes 2 and 7)

See accompanying notes to consolidated financial statements.

9

iCapital KKR Private Markets Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Fiscal Year Ended March 31, 2022

INVESTMENT INCOME
Dividend distributions from underlying investments	$12,338,708
Interest income	2,185
TOTAL INVESTMENT INCOME	$12,340,893

EXPENSES
Management fees	5,882,648
Distribution and Servicing fees - Class A	2,084,572
Tax expense	2,713,045
Line of credit fees	641,882
Sub-Accounting and Sub-Transfer Agent fees	607,598
Administrative services fees	398,877
Legal fees	268,000
Audit and tax fees	249,133
Printing and postage expenses	136,740
Trustees fees and expenses	193,770
Custodian fees	104,412
Accounting services fees	88,840
Transfer Agent Fees	69,927
Registration fees	38,256
Chief Compliance Officer fees	33,000
Other	46,696
TOTAL EXPENSES	$13,557,396

NET INVESTMENT LOSS	$(1,216,503)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Capital gain distributions from underlying investments	53,307,288
Net realized gain/(loss) from investments	(179,763)
Net change in unrealized appreciation/(depreciation) on investments	22,137,540
Deferred tax liability	(3,558,827)
Net change in unrealized appreciation/(depreciation) on investments, net of taxes	18,578,713
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	$71,706,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,489,735

See accompanying notes to consolidated financial statements.

10

iCapital KKR Private Markets Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$(1,216,503)	$4,459,156
Net capital gain distributions from underlying investments	53,307,288	24,434,724
Net realized gain/(loss) from investments	(179,763)	—
Net change in unrealized appreciation/(depreciation) on investments, net of taxes	18,578,713	101,996,538
Net increase in net assets resulting from operations	70,489,735	130,890,418

DISTRIBUTIONS TO INVESTORS
Class A	(20,877,488)	(11,889,074)
Class I	(10,412,681)	(5,027,808)
Total Distributions to Investors	(31,290,169)	(16,916,882)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from shares sold:
Class A	9,108,710	1,321,568
Class I	30,954,598	5,770,880
Reinvestment of distributions
Class A	19,987,738	11,402,631
Class I	9,546,519	4,671,971
Repurchase of shares
Class A	(14,228,132)	(37,815,885)
Class I	(4,606,290)	(11,388,110)
Total Increase/(Decrease) in Net Assets from Shares of Beneficial Interest *	50,763,143	(26,036,945)

NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS	89,962,709	87,936,591

NET ASSETS
Beginning of Year	457,227,123	369,290,532
End of Year	$547,189,832	$457,227,123

SHARE ACTIVITY
Class A:
Shares Sold	506,976	99,102
Shares Reinvested	1,123,110	841,093
Shares Repurchased	(791,665)	(2,578,535)
Net Increase/(Decrease) in Shares Outstanding *	838,421	(1,638,340)

Class I:
Shares Sold	791,236	197,830
Shares Reinvested	247,169	159,830
Shares Repurchased	(118,888)	(367,391)
Net Increase/(Decrease) in Shares Outstanding *	919,517	(9,731)

*	Includes exchanges of shares between Class A and Class I

See accompanying notes to consolidated financial statements.

11

iCapital KKR Private Markets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Fiscal Year Ended March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$70,489,735
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	$(92,745,565)
Sales of investments	726,542
Net Sales of short-term investments	(47,221,469)
Net change in unrealized appreciation/depreciation on investments, net of taxes	(18,578,713)
Return of capital from underlying investments	78,258,544
Net realized losses from investments	179,763
Decrease in prepaid expenses and other assets	514,910
Increase in interest, dividend and distributions receivables	(3,883,668)
Increase in current tax payable	2,229,555
Decrease in payable due to Adviser	(133,857)
Increase in service fees payable to related parties	335,074
Increase in distribution and servicing fees payable to Distributor	5,783
Increase in line of credit fees	24,669
Increase in accrued expenses and other liabilities	249,919
Net cash used in operating activities	$(9,548,778)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net of change in subscriptions received in advance	$46,908,164
Payment of Shares repurchased, net of change in payable for Shares repurchased	(25,747,209)
Distributions paid to shareholders	(1,755,912)
Proceeds from credit facility	17,000,000
Repayment of credit facility	(24,450,000)
Net cash provided by financing activities	$11,955,043

NET INCREASE IN CASH	$2,406,265
CASH - BEGINNING OF YEAR	6,417,932
CASH - END OF YEAR	$8,824,197

SUPPLEMENTAL NON-CASH DISCLOSURE INFORMATION:
Reinvestment of distributions to shareholders	$29,534,257
In-kind securities received from underlying fund investments	$50,025
Interest expense paid	$76,929
Exchanges out of Class A	$(1,379,598)
Exchanges into Class I	$1,379,598

See accompanying notes to consolidated financial statements.

12

iCapital KKR Private Markets Fund
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Fiscal Year

	Class A (1)
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2022	March 31, 2021		March 31, 2020		March 31, 2019		March 31, 2018
Net asset value, beginning of year	$16.49	$12.59		$13.86		$13.72		$13.43
Gain (Loss) from investment operations:
Net investment income/(loss) (3)	(0.08)	0.13		(0.03)		(0.23)		(0.20)
Net realized and unrealized gain/(loss) on investments	2.55	4.35		(0.71)		1.20		1.07
Net increase/(decrease) in net assets resulting from operations	2.47	4.48		(0.74)		0.97		0.87
Less distributions to Investors from:
Net investment income	(0.01)	—		—		—		—
Net realized gain on investments	(1.08)	(0.58)		(0.53)		(0.83)		(0.58)
Total distributions	(1.09)	(0.58)		(0.53)		(0.83)		(0.58)
Net asset value, end of year	$17.87	$16.49		$12.59		$13.86		$13.72
Total Return (4)	15.06%	36.67%		(5.64)%		7.35%		6.62%
Net assets, end of year (000s)	$357,390	$315,874		$261,763		$297,902		$287,217
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	2.85%	2.35	% (7)	2.62%		2.40%		2.31%
Ratio of net expenses to average net assets (6)	2.85%	2.35	% (7)	2.62	% (8)	2.49	% (8)	2.40	% (8)
Ratio of net investment income (loss) to average net assets	(0.45)%	0.94%		(0.20)%		(1.66)%		(1.40)%
Portfolio Turnover Rate	0%	0%		0%		1%		0%

	Class I (2)
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	March 31, 2022	March 31, 2021		March 31, 2020		March 31, 2019		March 31, 2018
Net asset value, beginning of year	$35.64	$27.05		$29.62		$29.15		$28.36
Gain (Loss) from investment operations:
Net investment income/(loss) (3)	0.08	0.45		0.10		(0.32)		(0.22)
Net realized and unrealized gain/(loss) on investments	5.50	9.40		(1.54)		2.56		2.24
Net increase/(decrease) in net assets resulting from operations	5.58	9.85		(1.44)		2.24		2.02
Less distributions to Investors from:
Net investment income	(0.04)	—		—		—		—
Net realized gain on investments	(2.33)	(1.26)		(1.13)		(1.77)		(1.23)
Total distributions	(2.37)	(1.26)		(1.13)		(1.77)		(1.23)
Net asset value, end of year	$38.85	$35.64		$27.05		$29.62		$29.15
Total Return (4)	15.79%	37.48%		(5.13)%		7.98%		7.27%
Net assets, end of year (000s)	$189,800	$141,353		$107,528		$109,643		$91,307
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6)	2.25%	1.74	% (7)	2.03%		1.81%		1.72%
Ratio of net expenses to average net assets (6)	2.25%	1.74	% (7)	2.11	% (8)	1.89	% (8)	1.77	% (8)
Ratio of net investment income (loss) to average net assets	0.21%	1.54%		(0.36)%		(1.07)%		(0.75)%
Portfolio Turnover Rate	0%	0%		0%		1%		0%

(1)	Class A commenced operation on June 1, 2016.

(2)	The Fund commenced operations on July 31, 2015.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Expense Ratios do not include the expenses paid on the Investment Interests.

(7)	The Fund estimates it tax expense on iKF, LLC, a wholly owned subsidiary. Due to the timing of tax estimates the Fund had a tax overpayment from 2020 that reduced the gross and net expense ratios. Without this reduction the gross and net expenses ratios would have been 2.47% and 1.86% for Class A and I, respectively.

(8)	The net expense ratio is greater than gross expense ratio due to the expenses recaptured. See Note 4 in the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

13

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2022

1.	ORGANIZATION

iCapital KKR Private Markets Fund (the “Fund”) is organized as a Delaware limited liability company that commenced operations on July 31, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company.

On December 2, 2021, the Board of Trustees (the “Board”) of the Fund approved iCapital Registered Fund Adviser LLC (the “Adviser’’) to replace StepStone Group LP (the “Sub-Adviser”). Effective February 1, 2022, the Adviser assumed the Sub-Adviser’s duties and responsibilities with respect to the Fund under the Sub-Advisory Agreement.

The Fund currently offers two separate classes of shares of beneficial interest, designated Class A and Class I (each, “shares”) on a continuous basis at the net asset value (“NAV”) per share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A shares are offered at NAV plus a maximum sales charge of 3.50%. Class I shares are sold at NAV without an initial sales charge and are not subject to distribution fees. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests and/or makes capital commitments of at least 80% of its assets in or to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. Inc. or an affiliate thereof (collectively, “KKR”), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies (“Investment Funds”) and co-investment opportunities in operating companies (“Co-Investment Opportunities” and, together with Investment Funds and Equity Securities “Investment Interests”) presented by such KKR Investment Funds or by KKR including through special purpose vehicles of which KKR serves as general partner. However, the Fund may at any time determine to allocate its assets to investments not sponsored or issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include iKF, LLC (“iKF”), a limited liability company and wholly-owned subsidiary in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. All intercompany accounts and transactions have been eliminated. As of March 31, 2022, the net assets of iKF were $47,630,006, which is 8.70% of the Fund’s consolidated net assets.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”), and therefore is applying the specialized accounting and reporting guidance in ASC Topic 946.

Investment Interests Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its Co-Investment Opportunities and Investment Funds. These valuation procedures, which have been approved by the Board, provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Interests (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Interests will typically provide the Adviser with estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Interests annual

14

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

audit. While such information generally is provided on a quarterly basis, the Fund calculates its NAV and issues shares on a monthly basis.

The fair value of the investment in the portfolio is determined at the date of the Consolidated Statement of Assets and Liabilities. The Fund follows the provisions of the Fair Value Measurement of the ASC Topic 820. The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Adviser is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Ultimus Fund Solutions, LLC (“UFS”), the Fund’s administrator. The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policies and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2022:

	Level 1	Level 2	Level 3	Investments Valued at NAV *	Total
Investments
Investment Interests
Primary Investments	$—	$—	$—	$242,473,909	$242,473,909
Secondary Investments	—	—	19,689,410	139,660,020	159,349,430
Co-Investment Opportunities	—	—	1,619,871	98,190,666	99,810,537
Equity Investments
Preferred Stock	—	—	4,000,000	—	4,000,000
Common Stock	53,895	—	—	—	53,895
Short-Term Investments	49,037,783	—	—	—	49,037,783
Total Investments:	$49,091,678	$—	$25,309,281	$480,324,595	$554,725,554

*	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Consolidated Statement of Assets and Liabilities.

Transfers to and from Level 3 occurred due to an increase/decrease in the significance of an unobservable input to the estimate of fair value as of and during the year-ended March 31, 2022.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
	Beginning		sales and		unrealized
	Balance	Cost of	principal	Net realized	appreciation/	Transfers into	Transfers out of	Ending Balance
	3/31/21	purchases	paydowns	gain	(depreciation)	Level 3	Level 3	3/31/22
Investment Interests
Primary Investments	$2,411,255	$—	$—	$—	$—	$—	$(2,411,255)	$—
Secondary Investments	21,451,609	16,041,411	(17,875,568)	6,641,645	(4,099,306)	3,184,929	(5,655,310)	19,689,410
Co-Investment Opportunities	3,951,271	14,160	(892)	(2,722,620)	2,524,768	—	(2,146,816)	1,619,871
Equity Investments Preferred Stock	—	4,081,170	—	—	(81,170)	—	—	4,000,000
Total Investments	$27,814,135	$20,136,741	$(17,876,460)	$3,919,025	$(1,655,708)	$3,184,929	$(10,213,381)	$25,309,281

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of March 31, 2022:

	Fair Value as of			Single Input or Range
Investment Type	3/31/22	Valuation Technique(s)	Unobservable Input(s)	of Inputs
Equity Investments	$4,000,000	Cost Method	Transaction Price	N/A
Secondary (Artisan Partners Asset Management, Inc. -Tax Receivable Agreement)	3,383,985	Discounted cash flow	Discount factor* Tax rate**	17% 24.27%
Co-Investment Opportunities	1,619,871	Adjusted reported investment net asset value	Fair value adjustment***	N/A
Secondary Investments	16,305,425	Adjusted reported investment net asset value	Fair value adjustment***	N/A
Total	$25,309,281

*	An increase of the input would indicate a decrease in fair value.

**	An increase of the input would indicate an increase in fair value.

***	The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of a beta to a benchmark. The benchmark used is a world market index and the beta is calculated through analysis which is backtested by the Adviser. As of March 31, 2022, the beta applied was 33%. An increase of the beta would indicate an increase in the effect of the input to the fair value.
16

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by the Adviser’s valuation committee for which the Fund receives information surrounding their valuation process and, in some circumstances, the valuation analysis. In certain circumstances, the Adviser’s valuation committee may at its discretion employ third party valuation firms as appropriate.

Investments Valued at NAV – ASC Topic 820 permits a reporting entity to measure the fair value of an Investment Interest that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the Investment Interest as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investment is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of March 31, 2022, that qualify for these valuations are shown in the table below:

						Notice	Redemption
Investment			Unfunded	Remaining	Redemption	Period (In	Restrictions
Interests	Investment Style	Fair Value	Commitments	Life	Frequency *	Days)	Terms **
Investment Interests - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$399,915,022	50,741,951	N/A	None	N/A	N/A
Investment Interests - Growth	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$70,006,287	$9,682,177	N/A	None	N/A	N/A
Investment Interests - Other	Investments in nonpublic companies; strategies may include infrastructure, real estate, energy and direct lending/mezzanine, private equity fund of funds	$31,712,567	$6,726,073	N/A	None	N/A	N/A
Equity Investments - Preferred	Direct investments in nonpublic companies; the acquisition of companies that create value through growth characteristics .	$4,000,000	$—	N/A	None	N/A	N/A

*	The information summarized in the table above represent the general terms for the specified asset class. Individual Investment Interests may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Interests have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Interests occur at irregular intervals, and the exact timing of distributions from Investment Interests cannot be determined. It is estimated that distributions will occur over the life of the Investment Interests.
17

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

Unfunded Commitments – As of March 31, 2022, the Fund had total unfunded commitments of $67,150,201 which consist of $50,741,951 Private Equity-Buyout, $9,682,177 Private Equity-Growth Equity and $6,726,073 Private Equity - Other. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, future distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Fund does not invest directly in marketable securities; however, from time to time, the Investment Interests may make distributions of marketable securities to the Fund. Upon receipt, these marketable securities are initially recorded at their fair values at the date of distribution from the Investment Interests. Thereafter, these marketable securities are carried at their estimated fair value, which is the closing price. The net realized gain/(loss) from investments recorded in the Consolidated Statement of Operations, if any, represents the difference between the proceeds received from the sale of these marketable securities and the amount at which these marketable securities were initially recorded using the identified cost basis method.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities in accordance with the FASB ASC 740 Accounting for Uncertainty in Income Taxes. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year-ended September 30, 2019 through September 30, 2021 or expected to be taken in the Fund’s September 30, 2022 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

iKF, the wholly owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C-Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

iKF recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the Adviser, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be

18

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

sustained. The Adviser considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that it believes are more likely than not to occur upon examination by taxing authorities.

The Adviser has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. iKF’s income federal tax returns for the past three years and state tax returns for the past four years are subject to examination by taxing authorities and may change upon examination. iKF recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or penalties were recognized during the years ended March 31, 2022 and 2021.

The estimated provision for income taxes for the years ended March 31, 2022 and 2021 consist of the following:

Current:	2022	2021
Federal	$1,551,033	$348,050
State	678,522	156,857
	2,229,555	504,907
Deferred:
Federal	2,475,767	852,353
State	1,083,060	384,133
	3,558,827	1,236,486

Estimated provision for income taxes	$5,788,382	$1,741,393

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At March 31, 2022 and 2021, components of the estimated deferred tax assets and liabilities are as follows:

	2022	2021
Deferred tax assets:	$—	$—
Deferred tax liabilities:
Net unrealized gains on investment securities	(4,795,313)	(1,236,486)

Net deferred tax liabilities	$(4,795,313)	$(1,236,486)

Total income tax expense (both current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain on investments before taxes as follows:

iKF, LLC	As of March 31,2022	As of March 31, 2021
Income taxes at statutory rate	$3,693,570	$1,867,509
State income tax benefit (net of federal benefit)	1,391,650	427,382
Book to tax period adjustment	703,162	(553,498)
Provision for income taxes	$5,788,382	$1,741,393

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company (“FDIC”) up to an insurance limit. The current cash balance exceeds the FDIC insurance limit.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.

19

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss form investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the year-ended March 31, 2022, cost of purchases and proceeds from sales or other disposition of investments other than short-term investments amounted to $92,745,565 and $726,542, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geography, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

The Fund’s portfolio can be significantly impacted by general economic and political conditions, global and domestic market and industry-specific economic conditions. Political developments, cybersecurity attacks, natural disasters, public health crises (including the global outbreak of the coronavirus (“COVID-19”)) and other events outside of the Fund’s control can also adversely impact the Fund and its portfolio in material respects. For example, if any of these events occurred it may have an impact on the Fund’s fair value measurements, financing arrangements or its ability to achieve its investment objectives and the impact could be material.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Investment Managers, who operate Investment Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value of the Fund’s investment. These fees are deducted directly from the Investment Funds assets in accordance with their governing documents and represents estimated operating fees and expenses of the Investment Funds in which the Fund invests. Some or all of the Investment Funds in which

20

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

the Fund invests charge carried interest, incentive fees or allocations based on the Investment Funds’ performance. The Investment Funds in which the Fund invests generally charge a management fee of 1% to 2% annually of committed or net invested capital, and approximately 15% to 25% of net profits as a carried interest allocation.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848), Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has evaluated the impact of applying this ASU and decided to transition from LIBOR to Secured Overnight Financing Rate (“SOFR”).

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.075% (0.90% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Fund. Prior to February 1, 2022, the Fund paid the Advisor 0.10% (1.20% on an annualized basis) for a Management Fee and the Adviser paid the Sub-Adviser a monthly fee of 0.03% (0.37% on an annualized basis) of the month-end net asset value of the Fund’s investments in Investment Funds. The Fund incurred $5,882,648 in Management Fees for the year-ended March 31, 2022,which is included in the Consolidated Statement of Operations. $5,071,895 was incurred prior to February 1, 2022 and $810,753 of fees were incurred after the change in Management Fees. As of March 31, 2022 the payable due to the Adviser for Management Fees is $411,415.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through August 1, 2022 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of shares; (v) taxes; and (vi) extraordinary expenses including tax expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless so renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of shares for any month exceed the Expense Cap applicable to a Class of shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess. To the extent that the Adviser pays Excess Expenses in respect of a Class of shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. The Excess Expenses in respect of the Fund’s Class A Shares shall be deemed to include any Specified Expenses paid by the Adviser in respect of the feeder fund that invested all or substantially all its assets in the Fund that was liquidated upon the Fund’s issuance

21

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

of Class A shares, and not reimbursed by the feeder fund to the Adviser. For the year-ended March 31, 2022, the Fund did not waive or reimburse excess expenses paid by the Adviser.

The Fund has adopted a Distribution and Service Plan Agreement (“Plan”) for Class A and Class I shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A shares at the annual rate of 0.60% of the aggregate net asset value of the Class A shares, determined and accrued as of the last day of each calendar month (before any repurchase of shares) (the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid to iCapital Securities, an affiliate of the Adviser, as the distributor of the shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not subject to the Distribution and Servicing Fee. During the year-ended March 31, 2022, pursuant to the Plan, Class A shares incurred $2,084,572 in Distribution and Servicing Fees paid to iCapital Securities, which are included in the Consolidated Statement of Operations. As of March 31, 2022, Distribution and Servicing Fees payable to the Distributor was $182,951.

The Fund reimburses the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the year-ended March 31, 2022, the Fund reimbursed the Adviser $607,598 of sub-accounting and sub-transfer agency fees reimbursed to the Adviser pursuant to this arrangement which are recorded in transfer agent fees in the Consolidated Statement of Operations.

The Board provides supervision of the affairs of the Fund. The Trustees of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular and special meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the year-ended March 31, 2022, are included in the Consolidated Statement of Operations.

UFS

UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing such services to the Fund. During the year-ended March 31, 2022, certain officers of the Fund were also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. For the year-ended March 31, 2022, the Fund incurred $398,877 of administrative service fees, $69,927 of transfer agent fees, and $88,840 of fund accounting fees which are included in the Consolidated Statement of Operations. As of March 31, 2022, service fees payable to related parties includes a payable of $136,411 due to UFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of UFS, provides compliance services and a chief compliance officer, pursuant to a consulting agreement between NLCS and the Fund. For the year-ended March 31, 2022, the Fund incurred $33,000 in NLCS customary fees which are included in chief compliance officer fees on the Consolidated Statement of Operations.

Blu Giant, LLC (“Blu Giant”), a related party of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the year-ended March 31, 2022, the Fund incurred $136,740 of printing and postage expenses which are included in the Consolidated Statement of Operations. As of March 31, 2022, services fees payable to related parties payable includes a payable of $11,706 due to Blu Giant for printing and postage expenses.

5.	REPURCHASES OF SHARES

The Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. For the year-ended March 31, 2022, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase shares from shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to

22

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

repurchase shares from shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of shares from a shareholder which are held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any such shares repurchased by the Fund. There is no minimum number of shares which must be repurchased in any repurchase offer.

During the year-ended March 31, 2022, the Fund repurchased tendered shares as follows:

				Net Asset Value	Redemption Value	Shares Outstanding on
	Repurchase	% of Shares	Number of	of Shares	of Shares	Repurchase Date, Before
Repurchase Date	Offer Amount	Tendered	Shares Tendered	Tendered	Tendered	Repurchase
June 30, 2021
Class A		1.33%	258,386	$17.33	$4,477,825	19,455,650
Class I		1.00%	41,062	$37.53	$1,541,048	4,109,403
Total	$21,262,983				$6,018,873
September 30, 2021
Class A		0.87%	167,118	$18.59	$3,106,717	19,280,220
Class I		0.40%	16,909	$40.29	$681,277	4,220,856
Total	$23,868,990				$3,787,994
December 31, 2021
Class A		0.72%	145,422	$18.26	$2,655,398	20,076,302
Class I		0.47%	22,238	$39.63	$881,308	4,693,132
Total	$24,800,200				$3,536,706
March 31, 2022
Class A		0.72%	145,976	$17.87	$2,608,589	20,144,027
Class I		0.79%	38,678	$38.85	$1,502,657	4,923,986
Total	$27,359,492				$4,111,246

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of March 31, 2022, the Fund continues to qualify as a regulated investment company. Since September 30, 2021 the Fund has estimated earnings of $9,747,775 amount of income, $33,324,319 amount of capital gain, and $25,758,060 amount of returned capital from investments. The Fund made distributions of $23,776,847 from realized gains. Amounts are subject to change through the end of the Fund’s tax year through September 30, 2022.

The Fund’s tax year-end is September 30, 2021, as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2021 and September 30, 2020 was as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2021	September 30, 2020
Ordinary Income	—	—
Long-Term Capital Gain	$16,840,577	$16,385,659
Return of Capital	—	—
	$16,840,577	$16,385,659

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$20,936,174	$(211,402)	$—	$13,609,203	$157,920,740	$192,254,715

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships, passive foreign investment companies, C-corporations with return of capital distributions and the Fund’s wholly-owned subsidiary.

23

iCapital KKR Private Markets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2022

Late year losses incurred after December 31 within the tax year are deemed to arise on the first business day of the following tax year for tax purposes. The Fund incurred and elected to defer such late year losses of $211,402.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the tax year ended September 30, 2021 as follows:

Accumulated
Paid-In Capital	Earnings/(Losses)
$11,676,318	$(11,676,318)

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2021 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2021 will not be finalized by the Fund until after the fiscal period end.

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On February 11, 2022, an amended credit agreement between Credit Suisse AG and the Fund went into effect which provides a revolving line of credit up to $50 million and SOFR replaced LIBOR as the applicable interest rate on outstanding borrowings. Prior to February 11, 2022, the line of credit was up to $70 million. The Fund pays a commitment fee on the unutilized committed amount of 0.85% per annum. For the year-ended March 31, 2022, the Fund incurred $458,104 in commitment fees, which are included in the line of credit fees in the Consolidated Statement of Operations. The Fund utilized the line of credit during the year-ended March 31, 2022, based only on the days borrowed, as follows:

Average Amount			Outstanding
Borrowings	Average Annual	Interest	Borrowings
Outstanding	Interest Rate	Expense	3/31/2022
$15,528,901	1.98%	$76,929	$—

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

24

iCapital Private Markets Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2022

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length — Since 2021	Co-Founder and Managing Partner of iCapital Network	1	None

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers

William Kimme 17645 Wright Street Omaha, NE 68130	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite Length— Since 2019 (Chief Compliance Officer and Anti-Money Laundering Officer)	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011)

Kyle Hartley c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer and Principal Financial Officer	Indefinite Length —Since 2021	Managing Director and Head of Hedge Fund Finance and Operations, Institutional Capital Networks Inc (since 2017) and CFO and COO of Lone Star Value Management (2013-2017)

Stephen Jacobs c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length —Since 2021	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

Richard Malinowski c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length —Since 2018	Senior Vice President and Senior Managing Counsel (since 2017), Vice President and Counsel (2016-2017) and Assistant Vice President (2012-2016), Ultimus Fund Solutions
25

iCapital Private Markets Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2022

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees

Mark Garbin c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Trustee of Forethought Variable Insurance Trust (since 2013), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012),Independent Director of Oak Hill Advisors Mortgage Strategies Fund (offshore),Ltd. (since 2014) and Carlyle Tactical Private Credit Fund (since March 2018)

Mark D. Gersten c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Independent Consultant (since 2012)	1	Trustee of Schroder Global Series Trust (2012-2017), Northern Lights Fund Trust (since 2013),Northern Lights Variable Trust (since 2013), Two Roads Shared Trust (since 2012),

Neil M. Kaufman c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Managing Member, Kaufman McGowan PLLC (legal services)(since 2016); Partner, Abrams, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (2010-2016)	1	Trustee of Two Roads Shared Trust (since 2012)

Anita K. Krug c/o iCapital KKR Private Markets Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Trustee of TwoRoads Shared Trust (since 2012) and Centerstone Investors Trust (since 2016)

*	Each officer serves an indefinite term, until his or her successor is elected.

The Funds SAI Includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-212-994-7400.

26

PRIVACY NOTICE

What does iCapital KKR Private Markets Fund (the “Fund”) do with your personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441
27

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.
28

iCapital KKR Private Markets Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2022

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
iCapital Registered Fund Adviser LLC.
60 East 42nd Street, 26th Floor
New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
29

iCapital.

www.icapitalnetwork.com

North America	*Europe*	*Asia*
New York City	London	Hong Kong
Princeton	Lisbon	Singapore
Greenwich	Zurich	
Boston		
Delray Beach		
Toronto		

IMPORTANT INFORMATION – DISCLAIMER

Investors should carefully consider the investment objectives, risks, charges and expenses of the iCapital KKR Private Markets Fund before investing. This and other important information about the Fund is contained in the Fund's Prospectus, which can be obtained by calling 877-562-1682 or visiting https://www.icapitalkkrpmfund.com/. The Prospectus should be read carefully before investing. Diversification does not ensure profit or protect against loss in a positive or declining market. There is no guarantee that any investment will achieve its objectives, generate profits or avoid losses. An investment in private equity is speculative and involve substantial risks.

This material is confidential, is the property of iCapital Network and may not be shared without the written permission of iCapital Network. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission of iCapital Network.

This material is provided for informational purposes only and is not intended as, and may not be relied on in any manner as legal, tax or investment advice, a recommendation, or as an offer to sell, a solicitation of an offer to purchase or a recommendation of any interest in any fund or security offered by Institutional Capital Network, Inc. or its affiliates (together "iCapital"). Past performance is not indicative of future results. Alternative investments are complex, speculative investment vehicles and are not suitable for all investors. An investment in an alternative investment entails a high degree of risk and no assurance can be given that any alternative investment fund's investment objectives will be achieved or that investors will receive a return of their capital. The information contained herein is subject to change and is also incomplete. This industry information and its importance is an opinion only and should not be relied upon as the only important information available. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed, and iCapital assumes no liability for the information provided.

Products offered by iCapital are typically private placements that are sold only to qualified clients of iCapital through transactions that are exempt from registration under applicable securities laws, including the Securities Act of 1933 pursuant to Rule 506(b) of Regulation D promulgated thereunder ("Private Placements"). An investment in any product issued pursuant to a Private Placement, such as the funds described, entails a high degree of risk and no assurance can be given that any alternative investment fund's investment objectives will be achieved or that investors will receive a return of their capital. Further, such investments are not subject to the same levels of regulatory scrutiny as publicly listed investments, and as a result, investors may have access to significantly less information than they can access with respect to publicly listed investments. Prospective investors should also note that investments in the products described involve long lock-ups and do not provide investors with liquidity.

Securities may be offered through iCapital Securities, LLC, a registered broker dealer, member of FINRA and SIPC and subsidiary of Institutional Capital Network, Inc. (d/b/a iCapital). These registrations and memberships in no way imply that the SEC, FINRA or SIPC have endorsed the entities, products or services discussed herein. iCapital is a registered trademark of Institutional Capital Network, Inc. Additional information is available upon request.

© 2022 Institutional Capital Network, Inc. All Rights Reserved.

Item 2. Code of Ethics. See attached

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a) The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR.  Mark Gersten is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021- $102,000

2022- $102,000

(b)	Audit-Related Fees

2021- None

(c)	Tax Fees

2021- $57,650

2022 -$58,958

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 – None

2022 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021 2022

Audit-Related Fees:             100% 100%

Tax Fees:                                100% 100%

All Other Fees:                      100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $57,650

2022 - $58,958

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

(a)       Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”).  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis and David Shyu.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

David Shyu

David Shyu is a Co-Portfolio Manager of the Fund. Prior to iCapital, Mr. Shyu was a Director of Newbury Partners, responsible for the origination, valuation, execution and monitoring of secondary investments and co-investments. Prior to Newbury, Mr. Shyu was as an Associate in the Secondary Group at Auda Private Equity. Previously, Mr. Shyu worked as an analyst at Goldman Sachs. Mr. Shyu graduated cum laude from Princeton University with a BSE in Operations Research and Financial Engineering.

Item 9. Purchases of Equity Securities by Closed-End Funds. None

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. None

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iCapital KKR Private Markets Fund

By (Signature and Title)

/s/Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date 6/3/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Nicholas Veronis

Nicholas Veronis, President/Principal Executive Officer

Date 6/3/2022

By (Signature and Title)

/s/Kyle Hartley

Kyle Hartley, Treasurer/Principal Financial Officer

Date 6/3/2022